Certain Risks and Concentration - Schedule of Financial Information of VIEs and its subsidiary Excluding Intercompany Items with Company's Subsidiaries (Consolidated Balance Sheets) (Detail) - OptAim VIE [Member] - USD ($)
$ in Thousands
	Dec. 31, 2017	Dec. 31, 2016
Current assets
Cash and cash equivalents	$ 1,585	$ 1,046
Accounts receivable, net	5,553	8,129
Other current assets	552	17,761
Total current assets	7,690	26,936
Non-current assets
Property and equipment, net	14	36
Other non-current assets	163	163
Total non-current assets	177	199
Total assets	7,867	27,135
Current liabilities
Accounts payable	29	28
Deferred revenue	5,986	11,878
Accrued liabilities and other current liabilities	804	404
Total current liabilities	6,819	12,310
Total liabilities	$ 6,819	$ 12,310